Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 07/25/08
Totals
Certificate
37,621,540.78
1,250,000,000.00 122,572,970.48
560,373.21
3,757,086.63
0.00
4,317,459.84 118,815,883.85
2,506,576.86
3.34210248
Balance
94.05385195
71,642,067.42
95.52275656
Total
Distribution
1,196,429.83
2.99107458
3.11667029
Unpaid
Principal
Amount
0.00
0.00
Principal
1,107,916.88
2.76979220
2,337,502.72
Interest
88,512.95
0.22128238
169,074.14
0.22543219
Distribution Summary
750,000,000.00
Beginning
Certificate
Balance
38,729,457.66
96.82364415
73,979,570.14
Cusip
98.63942685
Original
Certificate
Balance
400,000,000.00
Factors per Thousand
2.742500%
A-II-1
A-I-1
92975RAA6
92975RAB4 2.742500%
Ending
Factors per Thousand
Certificate
Rate
Class
A-II-2
92975RAC2 3.732000% 100,000,000.00 9,863,942.68 30,676.86 311,667.03 0.00 342,343.89 9,552,275.65
Factors per Thousand 98.63942683 0.30676860 3.11667029 3.42343889 95.52275653
Certificate
n/a 0.000000% 0.00 17,397,911.50 272,109.26 0.00 0.00 272,109.26 17,027,039.77
- Page 1 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 07/25/08
* The Rapid Amortization Tranche does not affect the bond distribution.
Totals
Excluded Balance
Rapid
Amortization
Original
Beginning
Total
Ending
Tranche
Cusip
Rate
Balance
Balance
Payments
Draws
Losses
Distribution
Balance
Excluded*
n/a n/a 0.00 14,871,075.55 -4,915,967.36 514,402.11 0.00 -4,401,565.25 10,469,510.30
Pool I
Excluded*
n/a n/a 0.00 30,642,266.90 -7,984,825.71 1,330,655.46 0.00 -6,654,170.25 23,988,096.65
Pool II
Excluded*
n/a n/a 0.00 45,513,342.45 -12,900,793.07 1,845,057.57 0.00 -11,055,735.50 34,457,606.95
Total
0.00
-11,055,735.50
34,457,606.95
0.00
45,513,342.45
-12,900,793.07
1,845,057.57
- Page 2 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 07/25/08
Bond Interest Information
Type of
Certificate
Senior/Variable
Senior/Variable
Senior/Auction
Residual
* Original Ratings of the Offered Certificates per the Prospectus Supplement dated June 25, 2003
Cusip
92975RAA6
92975RAB4
Period
30/360
30/360
- -
Aaa AAA
Aaa AAA
Aaa AAA
-
Moody's
10.40618%
Accrual
13.85104%
Certificate
A-II-2
A-I-1
A-II-1
Class
S & P
Fitch
Original Rating* Original Rating* Original Rating
- -
30/360 n/a
n/a
n/a
92975RAC2
n/a
WAC Rate
Class Net
13.85104%
LIBOR/Auction
2.48250%
2.48250%
3.73200%
-
- Page 3 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 07/25/08
Bond Interest Information
0.00
0.00
0.00 92975RAC2 30,676.86 0.00 0.00
92975RAB4 169,074.14 0.00 0.00
Interest Due
Interest Carryforward
Interest Carryforward
92975RAA6 0.00 0.00 A-I-1
Current
Carryforward Paid
Current
Outstanding
Current
Cusip
88,512.95
A-II-1
A-II-2
Class
- Page 4 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 07/25/08
Interest
Interest Collected
(Additional Balance Interest)
(Relief Act Shortfalls)
Total Interest Collected
Principal
Principal Collected
Net Liquidation Proceeds
Substitute Adjustment Amount
Other Principal Collected
(Additional Balance Increase)
(Draw Amounts)
Total Principal Collected
Additional Funds
Additional Funds from the Funding Account
Draws from the Policy
Yield Maintenance Payment
Total Additional Funds Collected
Total Available Collections
0.00
4,390,953.25
Collection Activity
0.00
0.00
Pool I
Pool II
Total
420,584.54 633,866.62
0.00
2,649,169.75
0.00
0.00
420,584.54
2,649,169.75
0.00
0.00
3,069,754.29
213,282.08
0.00
0.00
213,282.08
1,107,916.88
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1,321,198.96
0.00
0.00
0.00
0.00
0.00
0.00
1,107,916.88
0.00
0.00
0.00
0.00
0.00
3,757,086.63
0.00
0.00
633,866.62
3,757,086.63
0.00
0.00
0.00
- Page 5 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 07/25/08
Beginning Collateral Balance
Ending Collateral Balance
Current Liquidation Loss Amounts
Cumulative Liquidation Loss Amounts
Gross WAC
WAM
AGE
Gross CPR
Net CPR
Draw Rate
Collateral Balance
Number of Loans
Gross WAC
WAM
Overcollateralization Target Amount
Beginning Overcollateralization Amount
Ending Overcollateralization Amount
Overcollateralization Increase
Overcollateralization Decrease
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Samil Sengil
St. Paul, MN 55107
(651) 495-3878
www.usbank.com/abs
samil.sengil@usbank.com
9,704,417.48 3,066,310.82 6,638,106.66
Overcollateralization Information
12,286.81
17,039,326.58
17,027,039.77
0.00
12,286.81
11,434,792.46
11,422,505.65
0.00
4.274%
850,033,296.68 400,000,033.76
9,301
4.276%
-
-
Original Information
14,541
4.273%
232
1,250,033,330.44
23,842
-
-
139,612,297.06
135,842,923.62
12,286.81
2,369,904.16
5.357%
27.917%
0.00
95,278,305.28
92,616,848.72
12,286.81
1,897,219.45
5.353%
167
65
28.708%
-
171
60
26.191%
-
0.00
472,684.71
5.365%
Periodic Information
Pool II
Total
44,333,991.78
43,226,074.90
231
5,604,534.12
5,604,534.12
0.00
Pool I
Collateral Information
- Page 6 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 07/25/08
Funding Account
Beginning Balance
Interest Earnings
Deposits
Withdrawals
Interest Earnings to Collection Account
Ending Balance
-0.02
0.00
0.00
0.02
0.00
0.00
-0.02
0.00
0.02
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00 0.00
Additional Account Activity
Pool I
Pool II
Total
- Page 7 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 07/25/08
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
Pool I
Delinquency Information
0.00 0
%
0.309%
0.000%
%
0.718%
1.385%
0.330%
0.233%
0.000%
0.000%
0.103%
100,831.28
0.00
2
0
0
1
0.00
12
44,374.56
598,496.23
3 142,771.99
$
%
$
#
#
3 133,423.12
#
$
310,518.40 6
- Page 8 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 07/25/08
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
0 0.00 0.000%
19 1,882,701.72 2.033%
#
$
%
34 5,428,501.08 5.861%
#
$
%
2 94,045.45 0.102%
16 3,410,042.92 3.682%
0 0.00 0.000%
2 124,089.89 0.134%
0.777%
3 1,080,317.44 1.166%
Delinquency Information
Pool II
#
$
%
11 720,005.38
- Page 9 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 07/25/08
3 Largest Mortgage Loan Balances
Servicing Fee Additional Balances created during the first
Enhancer Premium Rapid Amortization Period
Indenture Trustee Expenses Additional Balance Increase Amount payable
Paying Agent Expenses
to Certificateholders
Additional Balance Increase Amount payable
Total Fees
from Principal Collections
Condition 1 in effect?
Condition 2 in effect?
Condition 3 in effect?
Cumulative Liquidation Loss Amount %
Cumulative Subsequent Mortgage Loans
Deficiency Amount
Draws from Policy not yet Reimbursed
Revolving (Yes / No) Net Excess Spread
Managed Amortization (Yes / No) Net Excess Spread % - Current
Rapid Amortization (Yes / No)
Net Excess Spread % - 2 mth avg
Net Excess Spread % - 3 mth avg
Percentage Interest - Class A-I-1
Percentage Interest - Class A-II-1
Percentage Interest - Class A-II-2
Stepdown Date Active (Yes / No)
Stepdown Delinquency Test Met? (Yes / No)
Servicer Termination Trigger Active (Yes/No)
No
Yes
Yes
Yes
No
No
0.190%
0.00
0.00
8.040%
Amortization Period
23,313.68
No
0.00
Yes
9.371%
18,472.50
4,841.18
0.00
0.00 0.00
39,699.29
0.00
50,179.73
60.297%
Additional Reporting Items
Pool I
Pool II
10,480.44
Additional Information
Fees
894,263.58
0.00
No
0.00
10.002%
9.632%
31.664%
0.00
957,185.81